Exhibit 99.2

BALLY'S CORPORATION
Recast Segment Revenue
(in thousands)

	Three Months Ended (unaudited)				Year Ended December 31,
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	2020	2019
REVENUE
Gaming
Casinos & Resorts	$227,012	$204,497	$152,060	$95,467	$291,658	$367,948
North America Interactive	2,764	791	849	—	—	—
Total	229,776	205,288	152,909	95,467	291,658	367,948
Racing
Casinos & Resorts	2,022	2,202	2,369	1,595	6,412	13,114
Hotel
Casinos & Resorts	32,903	22,315	13,059	8,107	24,742	38,988
Food and beverage
Casinos & Resorts	29,504	23,382	15,500	8,257	32,132	69,904
Retail, entertainment and other
Casinos & Resorts	11,929	9,792	6,445	4,670	17,848	33,623
North America Interactive	8,645	4,754	1,984	—	—	—
Total	20,574	14,546	8,429	4,670	17,848	33,623
Total revenue
Casinos & Resorts	303,370	262,188	189,433	118,096	372,792	523,577
North America Interactive	11,409	5,545	2,833	—	—	—
Total	$314,779	$267,733	$192,266	$118,096	$372,792	$523,577

BALLY'S CORPORATION
Recast Segment Operating Results
(in thousands)

	Three Months Ended (unaudited)				Year Ended December 31,
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	2020	2019
Income (loss) from operations
Casinos & Resorts	$64,892	$109,003	$50,736	$(3,787)	$12,571	$134,616
North America Interactive	(24,981)	(3,706)	(1,049)	—	—	—
Other	(12,177)	(24,765)	(20,213)	(13,850)	(30,957)	(19,990)
Total	27,734	80,532	29,474	(17,637)	(18,386)	114,626
Net income (loss)
Casinos & Resorts	48,593	79,491	38,779	15,276	28,555	95,575
North America Interactive	(19,213)	(3,208)	(905)	—	—	—
Other	(44,127)	(7,341)	(48,579)	4,947	(34,042)	(40,445)
Total	(14,747)	68,942	(10,705)	20,223	(5,487)	55,130
Depreciation and amortization
Casinos & Resorts	14,110	13,453	11,608	9,772	37,786	32,367
North America Interactive	6,274	3,385	1,032	—	—	—
Other	8,616	8,879	146	16	56	25
Total	29,000	25,717	12,786	9,788	37,842	32,392
Interest expense, net of amounts capitalized
Casinos & Resorts	15	15	19	25	132	3,421
Other	31,838	21,814	20,779	19,535	63,116	36,409
Total	31,853	21,829	20,798	19,560	63,248	39,830
Gain on sale-leaseback
Casinos & Resorts	—	(53,425)	—	—	—	—
Total	—	(53,425)	—	—	—	—
Change in value of naming right liabilities
Other	6,965	19,070	—	—	—	—
Gain (adjustment) on bargain purchases
Other	(1,039)	24,114	—	—	—	—
Capital expenditures
Casinos & Resorts	24,698	19,659	14,871	6,136	14,480	28,091
North America Interactive	4,853	183	68	—	—	—
Other	1,822	616	388	581	803	146
Total	$31,373	$20,458	$15,327	$6,717	$15,283	$28,237

	As of
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2019
Goodwill
Casinos & Resorts	$201,952	$201,550	$186,979	$186,979	$133,082
North America Interactive	242,956	223,321	102,750	—	—
Total	444,908	424,871	289,729	186,979	133,082
Total assets
Casinos & Resorts	2,381,811	2,308,201	1,543,340	1,490,204	949,602
North America Interactive	445,085	381,327	166,968	—	—
Other	2,142,807	1,067,781	428,492	439,651	72,285
Total	$4,969,703	$3,757,309	$2,138,800	$1,929,855	$1,021,887

BALLY'S CORPORATION
Recast Segment Performance
(in thousands)

	Three Months Ended (unaudited)				Year Ended December 31,
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	2020	2019
REVENUE
Gaming and racing revenue
Casinos & Resorts	$229,034	$206,699	$154,429	$97,062	$298,070	$381,062
North America Interactive	2,764	791	849	—	—	—
Total	231,798	207,490	155,278	97,062	298,070	381,062
Non-gaming revenue
Casinos & Resorts	74,336	55,489	35,004	21,034	74,722	142,515
North America Interactive	8,645	4,754	1,984	—	—	—
Total	82,981	60,243	36,988	21,034	74,722	142,515
Total revenue	314,779	267,733	192,266	118,096	372,792	523,577

OPERATING COSTS AND EXPENSES
Gaming and racing expenses
Casinos & Resorts	76,948	63,195	46,950	31,944	95,901	103,557
North America Interactive	1,449	155	304	—	—	—
Total	78,397	63,350	47,254	31,944	95,901	103,557
Non-gaming expenses
Casinos & Resorts	33,568	26,178	18,641	11,430	42,768	81,615
North America Interactive	6,066	353	514	—	—	—
Total	39,634	26,531	19,155	11,430	42,768	81,615
Advertising, general and administrative
Casinos & Resorts	101,594	78,846	63,615	46,745	139,537	153,953
North America Interactive	21,950	4,837	530	—	—	—
Other	16,956	17,528	16,354	12,604	37,406	26,447
Total	$140,500	$101,211	$80,499	$59,349	$176,943	$180,400

BALLY'S CORPORATION
Recast Segment Performance
(in thousands)

	Quarter Ended September 30, 2021
	Casinos & Resorts	North America Interactive	Other	Total
Net income (loss)	$48,593	$(19,213)	$(44,127)	$(14,747)
Interest expense, net of interest income	5	(10)	31,311	31,306
Provision (benefit) for income taxes	16,294	(5,780)	(15,914)	(5,400)
Depreciation and amortization	14,110	6,274	8,616	29,000
Non-operating expense	—	22	16,553	16,575
Acquisition, integration and restructuring	—	—	6,797	6,797
Share-based compensation	—	—	5,449	5,449
Other (1)	(4,456)	12,577	876	8,997
Allocation of corporate costs	19,970	651	(20,621)	—
Adjusted EBITDA	94,516	(5,479)	(11,060)	77,977
Rent expense associated with triple net operating leases (2)	11,411	—	—	11,411
Adjusted EBITDAR	$105,927	$(5,479)	$(11,060)	$89,388
_______________________________
(1)See descriptions of adjustments in the “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin” table in Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on November 4, 2021.
(2)Consists of the operating lease components contained within our triple net master lease dated June 4, 2021 with Gaming and Leisure Properties, Inc. ("GLPI") and the triple net lease assumed in connection with our acquisition of Bally's Lake Tahoe, which is primarily our individual triple net leases with GLPI for the real estate assets used in the operation of Bally's Evansville and Bally’s Dover, and the assumption of the lease for real estate and land underlying the operations of the Bally’s Lake Tahoe facility.

	Quarter Ended June 30, 2021
	Casinos & Resorts	North America Interactive	Other	Total
Net income (loss)	$79,492	$(3,154)	$(7,396)	$68,942
Interest expense, net of interest income	8	(2)	21,293	21,299
Provision (benefit) for income taxes	29,504	(513)	(2,010)	26,981
Depreciation and amortization	13,453	3,385	8,879	25,717
Non-operating expense (income)	—	17	(36,707)	(36,690)
Acquisition, integration and restructuring	—	—	18,402	18,402
Share-based compensation	—	—	3,901	3,901
Gain on sale-leaseback	(53,425)	—	—	(53,425)
Other (1)	4,955	—	3,680	8,635
Allocation of corporate costs	19,906	467	(20,373)	—
Adjusted EBITDA	$93,893	$200	$(10,331)	$83,762
_______________________________
(1)See descriptions of adjustments in the “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin” table in Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on August 9, 2021.

BALLY'S CORPORATION
Recast Segment Performance
(in thousands)

	Quarter Ended March 31, 2021
	Casinos & Resorts	North America Interactive	Other	Total
Net income (loss)	$37,373	$556	$(48,634)	$(10,705)
Interest expense, net of interest income	11	—	20,263	20,274
Provision (benefit) for income taxes	11,946	(92)	(16,684)	(4,830)
Depreciation and amortization	11,608	1,032	146	12,786
Non-operating (income) expense	—	(52)	24,787	24,735
Acquisition, integration and restructuring	—	—	12,258	12,258
Share-based compensation	—	—	4,483	4,483
Other (1)	(10,044)	—	3,518	(6,526)
Allocation of corporate costs	9,362	41	(9,403)	—
Adjusted EBITDA	$60,256	$1,485	$(9,266)	$52,475
_______________________________
(1)See descriptions of adjustments in the “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin” table in Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on May 10, 2021.

	Quarter Ended December 31, 2020
	Casinos & Resorts	Other	Total
Net income	$15,276	$4,947	$20,223
Interest expense, net of interest income	8	19,237	19,245
Benefit for income taxes	(19,071)	(31,823)	(50,894)
Depreciation and amortization	9,771	17	9,788
Non-operating income	—	(6,211)	(6,211)
Acquisition, integration and restructuring	—	6,273	6,273
Share-based compensation	—	8,238	8,238
Other (1)	15,754	(1,357)	14,397
Allocation of corporate costs	5,816	(5,816)	—
Adjusted EBITDA	$27,554	$(6,495)	$21,059
_______________________________
(1)See descriptions of adjustments in the “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin” table in Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on March 4, 2021.

BALLY'S CORPORATION
Recast Reconciliation of Net Income (Loss)
to Adjusted EBITDA by Segment (unaudited)
(in thousands)

	Year Ended December 31, 2020
	Casinos & Resorts	Other	Total
Net income (loss)	$28,555	$(34,042)	$(5,487)
Interest expense, net of interest income	34	62,602	62,636
Benefit for income taxes	(16,018)	(53,306)	(69,324)
Depreciation and amortization	37,786	56	37,842
Non-operating income	—	(6,211)	(6,211)
Acquisition, integration and restructuring	20	13,237	13,257
Share-based compensation	—	17,706	17,706
Other (1)	19,942	41	19,983
Allocation of corporate costs	20,515	(20,515)	—
Adjusted EBITDA	$90,834	$(20,432)	$70,402
_______________________________
(1)See descriptions of adjustments in the “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin” table in Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on March 4, 2021.

	Year Ended December 31, 2019
	Casinos & Resorts	Other	Total
Net income (loss)	$95,575	$(40,445)	$55,130
Interest expense, net of interest income	3,380	34,546	37,926
Provision (benefit) for income taxes	34,664	(14,614)	20,050
Depreciation and amortization	32,367	25	32,392
Non-operating income	(39)	(144)	(183)
Acquisition, integration and restructuring	1,617	10,551	12,168
Share-based compensation	—	3,826	3,826
Other (1)	(439)	6,280	5,841
Allocation of corporate costs	17,032	(17,032)	—
Adjusted EBITDA	$184,157	$(17,007)	$167,150
_______________________________
(1)See descriptions of adjustments in the “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin” table in Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on March 4, 2021.